File No. 333-
                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. .........  Post-Effective Amendment No. .........
                        (Check appropriate box or boxes)

------------------------------------------------------------------------------

Exact Name of Registrant as                     Area Code and Telephone Number:
     Specified in Charter:
  Principal Cash Management Fund, Inc.                  (800) 247-4123

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

711 High Street, Des Moines, Iowa 50392

Name and Address of Agent for Service:              With a copy to:

  Michael D. Roughton                         John W. Blouch
  Counsel                                     Jones & Blouch L.L.P.
  Principal Cash Management Fund, Inc.        1025 Thomas Jefferson Street, N.W.
  711 High Street                             Suite 405 West
  Des Moines, Iowa 50392                      Washington, D.C. 20007

  Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
------------------------------------------------------------------------------

Title of Securities  Being  Registered: Class A Common  Stock,
                                        par value $.01 per share.

  No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
------------------------------------------------------------------------------

It is proposed that this filing will become effective on March 1, 1999, pursuant to Rule 488.
------------------------------------------------------------------------------

                      PRINCIPAL CASH MANAGEMENT FUND, INC.
                              CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

                         FORM N-14 PROXY STATEMENT AND
                          ITEM NO. PROSPECTUS CAPTION

PART A

Item 1.    Beginning of Registration  Statement
                and  Outside  Front  Cover  Page  of
                Prospectus...................Cross Reference Sheet; Cover Page

Item 2.    Beginning  and  Outside  Back  Cover
                Page of Prospectus...........................Table of Contents

Item 3.    Fee Table,  Synopsis Information and
                Risk Factors...................Summary; Principal Risk Factors

Item 4.    Information about the Transaction......................... The Plan

Item 5.    Information about the Registrant......Incorporation of Documents by
                                                   Reference in the Prospectus

Item 6.    Information  about the Company Being
                Acquired.........................Incorporation of Documents by
                                                   Reference in the Prospectus

Item 7.    Voting Information............  Introduction and Voting Information

Item 8.    Interest  of  Certain   Persons  and
                Experts.........................................Not Applicable

Item 9.    Additional  Information Required for
                Reoffering  by Persons  Deemed to be
                Underwriters....................................Not Applicable

PART B

Item 10.  Cover Page................................Cover Page of Statement of
                                                        Additional Information

Item 11.  Table of Contents................  Table of Contents of Statement of
                                                        Additional Information

Item 12.  Additional   Information  about  the
               Registrant..................Statement of Additional Information
                                             of Principal Cash Management Fund,
                                                      Inc. dated March 1, 1999.

Item 13.  Additional   Information  about  the
                Company Being Acquired..   Statement of Additional Information
                                                  of Principal Tax-Exempt Cash
                                                  Management Fund, Inc., dated
                                                                March 1, 1999.

Item 14.  Financial Statements................Financial Statements as noted in the Statement of Additional
                                                                   Information

PART C

Item 15.  Indemnification......................................Indemnification

Item 16.  Exhibits....................................................Exhibits

Item 17.  Undertakings............................................Undertakings

[LOGO]
The Principal Mutual Funds

March 1, 1999

Dear Shareholder:

     The Board of Directors of Principal Tax-Exempt Cash Management Fund has called a special meeting of shareholders for April 7, 1999 to vote on an Agreement and Plan of Acquisition which provides for the combination of the Tax-Exempt Fund with Principal Cash Management Fund. If the Plan is approved by shareholders and implemented, you will cease to own shares of the Tax- Exempt Fund and will become the owner of an equal number of Class A shares of the Cash Management Fund.

     Both Funds are money-market funds which invest only in short-term securities, seek a high a level of income and strive to maintain a stable net asset value per share of $1.00. The principal difference between the two Funds is that the Tax-Exempt Fund invests primarily for income exempt from federal income tax while the Cash Management Fund invests for taxable income.

     On the following pages you will find a brief overview of the Plan, the notice of the meeting and a complete prospectus/proxy statement. No matter how many shares you own, it is important that you read these materials and complete and mail the proxy ballot in the enclosed postage- paid envelope as soon as you can. As an alternative, you may telephone toll-free 1-800-944-8454 or you may fax a copy of your proxy ballot to 515-235-9235(this is not a toll-free number).

     We appreciate your taking the time to respond on this important matter. If you have any questions, please call our shareholder services department toll-free at 1-800-247-4123.

Sincerely,


Stephan L. Jones
President
Principal Tax-Exempt Cash Management Fund, Inc.

[LOGO]
The Principal Mutual Funds

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                    PROPOSAL

     Please read the complete prospectus/proxy statement. For your convenience, we are providing this brief overview of the Agreement and Plan of Acquisition on which you are being asked to vote.

What will happen if shareholders approve the Plan and it becomes effective?

     At the effective time, which is scheduled for 3:00 p.m. C.D.T. on April 8, 1999, Principal Cash Management Fund, Inc. (Cash Management Fund) will acquire all the assets and assume all the liabilities of Principal Tax-Exempt Cash Management Fund, Inc. (Tax-Exempt Fund) and will issue to the Tax-Exempt Fund shares of its Class A common stock having a value equal to the net assets acquired. Immediately thereafter, the Tax-Exempt Fund will distribute those shares to its shareholders and thereby redeem all its outstanding shares. You will receive Class A shares of the Cash Management Fund equal in number and value to the shares of the Tax-Exempt Fund which you own at the effective time. The acquisition will not dilute the value of your shares.

Why has the Board decided to recommend the combination of the Tax-Exempt Fund with the Cash Management Fund?

     The Tax-Exempt Fund was organized in 1987 at the request of a broker-dealer subsidiary of Principal Life Insurance Company primarily as an investment alternative for cash balances of clients of that subsidiary. Principal Life sold the subsidiary in January 1998. Since then, there have been substantial redemptions from the Tax-Exempt Fund, and its net assets have declined by more than 60%. The Board considered that the small asset size of the Tax-Exempt fund and its lack of expected asset growth would result in a lack of economies of scale. The Board also considered that the tax-equivalent yield of the Tax-Exempt Fund generally has been less than the yield of the Cash Management Fund.

How have the Funds performed in relation to each other?

     For the 7-day period ended January 25, 1999, the yield for the Class A shares of the Tax-Exempt Fund was 2.06%, and the yield for the Class A shares of the Cash Management Fund was 4.61%. The following table shows, for each of five tax brackets, the average annualized tax-equivalent yield of the Tax-Exempt Fund for the 7-day period ended January 25, 1999.



                                      Tax Bracket
                           15%       28%       31%       36%      39.6%
                           ---       ---       ---       ---      -----
Tax-equivalent yield      2.42%     2.86%     2.99%     3.22%     3.41%

What are the advantages of the acquisition?

     Because  the  Cash  Management  Fund  is  substantially   larger  than  the
Tax-Exempt Fund, the Board believes that shareholders will benefit from economies of scale.

Who will pay the fees and expenses incurred by the Funds in connection with the Plan?

     Principal Management Corporation, the manager of the Funds, will bear all out-of- pocket fees and expenses incurred by the Funds in connection with the transactions contemplated by the Plan.

Do the Funds have similar investment objectives, policies and procedures?

     The investment objectives, policies and restrictions of the two Funds are substantially similar. Both Funds are money-market funds and both invest in short-term securities and strive to maintain their respective net asset values at $1.00 per share. The principal difference between the two funds is that the Tax-Exempt Fund invests primarily for income exempt from federal income tax and the Cash Management Fund invests for taxable income. The Funds have the same distribution, purchase and redemption procedures, the same dividend payment and reinvestment procedures and the same exchange rights.

How do the expense structures of the Funds compare?

     The Funds have the same contractual rates for management fees. The Cash Management Fund, however, pays a lower rate than the Tax-Exempt Fund because its larger size qualifies it for reduced rates that apply to larger amounts of net assets. As a percentage of average daily net assets and before any applicable fee waivers, for the year ended October 31, 1998, the Tax-Exempt Fund had total operating expenses of 0.81%, which included a management fee of 0.50%, and the Cash Management Fund had total operating expenses of 0.56%, which included a management fee of 0.38%.

What will be the size of the Cash Management Fund after the transaction?

     As of January 25, 1999, the Tax-Exempt Fund had net assets of $26.7 million, and the Cash Management Fund had net assets of $333.9 million. The net assets of the Tax-Exempt Fund represent less than 10% of the net assets of the Cash Management Fund, and the manager of the Funds believes that their transfer will permit them to be managed more efficiently and will not have any adverse effect on the Cash Management Fund.

What are the federal tax implications?

     The transactions contemplated by the Plan will not result in a tax-free "reorganization" under the Internal Revenue Code. The Funds, however, have obtained an opinion from tax counsel to the effect that no gain or loss will be recognized by either Fund or its shareholders in connection with the transactions contemplated by the Plan and that your tax cost basis will not change, although your holding period will begin anew at the effective time.

What do I do if I wish to maintain an investment in a tax-exempt fund?

     Principal Tax-Exempt Bond Fund will offer to exchange its Class A shares without a sales charge for your shares of the Tax-Exempt Fund or the shares of the Cash Management Fund issued in exchange for those shares. The exchange offer will commence on the day after the shareholders approve the Plan and will continue until June 1,1999.

Has the Board of Directors approved the Plan?

     Yes. The Board of Directors of each of the Funds has approved the Plan. The Board of Directors of the Tax-Exempt Fund recommends that you vote in favor of the Plan.

What if there are not enough votes to reach a quorum by the scheduled date of the shareholder meeting?

     Although we expect to have a quorum for the meeting, if a quorum is not obtained, the meeting will be postponed to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that the meeting is not delayed.

How many votes am I entitled to cast?

     You are entitled to one vote for each share of the Tax-Exempt Fund owned on the record date, February 25, 1999. The number of shares that you owned on that date is stated on the enclosed proxy ballot.

How do I vote my shares?

     Voting is easy. You can vote your shares by completing and signing the enclosed proxy ballot and mailing it in the enclosed postage paid envelope or faxing a copy to 515-235-9235(this is not a toll-free number). You may also call toll-free 1-800-944-8454. If you need any assistance or have any questions concerning the Plan or how to vote your shares, please call Principal Management Corporation at 1-800- 247-4123.

How do I sign the proxy ballot?

Individual Accounts:     Shareholders should sign exactly as their names appear
                         in the account registration shown on the proxy ballot.


Joint Accounts:          Either owner may sign, but the name of the person
                         signing should conform exactly to a name that appears in the account registration shown on the proxy ballot.


All Other Accounts:      The person signing must indicate his or her capacity.
                         For example, a trustee for a trust or other entity should sign, "John A. Doe, Trustee."

                 PRINCIPAL TAX-EXEMPT CASH MANAGEMENT FUND, INC.
                           Des Moines, Iowa 50392-0200
                                  ------------

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS

                           To be held on April 7, 1999
                                   -----------

To the Shareholders:

     Notice hereby is given that a special meeting of the shareholders of Principal Tax-Exempt Cash Management Fund, Inc. (Tax-Exempt Fund) will be held at 2:00 p.m. C.D.T., on April 7, 1999, at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-0200. The meeting is being held to consider and vote on the following matter as well as any other business that may properly come before the meeting or any adjournment:


1. Approval of an Agreement and Plan of Acquisition among the Tax-Exempt Fund, Principal Cash Management Fund, Inc. and Principal Management Corporation, and the transactions contemplated thereby, pursuant to which the Cash Management Fund would acquire all the assets and assume all the liabilities of the Tax-Exempt Fund and issue in exchange shares of its Class A common stock, and the Tax-Exempt Fund would distribute those shares to its shareholders in redemption of all its outstanding shares and then dissolve.

     You are entitled to notice of and to vote at the meeting, and any adjournment, if you owned shares of the Tax-Exempt Fund at the close of business on February 25, 1999, the record date for the meeting.

     Your vote is important. No matter how many shares you own, please read the attached prospectus/proxy statement, and vote today.



                                        For the Board of Directors



                                        Arthur S. Filean
                                        Vice-President and Secretary


March 1, 1999

     PRINCIPAL CASH MANAGEMENT FUND, INC.
     PRINCIPAL  TAX-EXEMPT CASH MANAGEMENT FUND, INC.
     PROSPECTUS/PROXY  STATEMENT

     This prospectus/proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Principal Tax- Exempt Cash Management Fund, Inc. (the "Tax- Exempt Fund") for use at a special meeting of the shareholders of the Tax-Exempt Fund, to be held at 2:00 p.m. C.D.T., on April 7, 1999, at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-0200, and at any adjournment of the meeting.

     At the meeting, Tax-Exempt Fund shareholders ("you") will vote on an Agreement and Plan of Acquisition. Under the Plan, if approved, Principal Cash Management Fund, Inc. (the "Cash Management Fund") will acquire all the assets and assume all the liabilities of the Tax-Exempt Fund and issue in exchange shares of its Class A common stock. The Tax-Exempt Fund will immediately redeem all its outstanding shares by distributing the Cash Management Fund shares to you. As a result, you will own the same number of shares in the Cash Management Fund as you owned in the Tax-Exempt Fund at the effective time. The Funds' manager, Principal Management Corporation, is also a party to the Plan and has agreed to pay all expenses incurred by the Funds in connection with the Plan.

     Both Funds are Maryland corporations organized by Principal Life Insurance Company ("Principal Life") and registered as open-end, diversified management investment companies under the Investment Company Act of 1940 (the "Investment Company Act"). Both are money market funds which strive to maintain a stable net asset value of $1.00 per share. The Cash Management Fund's investment objective is to seek as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity. The Tax-Exempt Fund has a similar investment objective, but it generally invests only in securities which pay interest income that is exempt from federal income tax.

     This prospectus/proxy statement sets forth concisely the information you should know before voting on the proposed Plan. You should retain it for future reference.

     The prospectuses and Statements of Additional Information for the Cash Management Fund and the Tax-Exempt Fund dated March 1, 1999 and the Statement of Additional Information dated March 1, 1999 relating to this proxy statement/prospectus have been filed with the Securities and Exchange Commission ("SEC") and are available without charge by writing to the Funds or their manager at their principal executive offices, 680 8th Street, Des Moines, Iowa 50392-0200 or by telephoning toll-free 1-800-247-4123. The prospectuses of the Cash Management Fund and Tax-Exempt Fund and the Statement of Additional Information relating to this proxy statement/prospectus are incorporated herein by reference. A copy of the Cash Management Fund prospectus accompanies this prospectus.

     The shares of the Funds are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency.

     An investment in either Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.
                              _____________________

     The SEC has not approved or disapproved of these securities or passed upon the adequacy of this prospectus/proxy statement. Any representation to the contrary is a criminal offense. _____________________

                   The date of this prospectus/proxy statement
                                is March 1, 1999

                           PROSPECTUS/PROXY STATEMENT

                                TABLE OF CONTENTS


INTRODUCTION AND VOTING INFORMATION........................................ 3
         Special Meeting; Voting of Proxies; Adjournment................... 3
         Proxy Solicitation.................................................4
         Revocation of Proxies..............................................4
         Additional Information.............................................4
SUMMARY.....................................................................5
         The Plan...........................................................5
         Reasons for the Plan...............................................5
         Investment Objectives and Policies.................................5
         Management Fees and Other Operating Expenses...................... 6
         Purchases and Exchanges............................................6
         Redemption Procedures and Fees.....................................7
         Dividends and Distributions; Automatic Reinvestment............... 7
         Federal Income Tax Consequences of the Proposed Combination....... 7
         Costs and Expenses.................................................7
         Continuation of Shareholder Accounts...............................7
         Exchange Offer.....................................................8
PRINCIPAL RISK FACTORS......................................................8
THE PLAN....................................................................8
         Agreement and Plan of Acquisition..................................8
         Description of Securities to Be Issued.............................10
         Reasons for the Proposed Combination...............................10
         Federal Income Tax Consequences....................................11
         Capitalization.....................................................11
COMPARISON OF INVESTMENT OBJECTIVES,
POLICIES AND RESTRICTIONS...................................................12
ADDITIONAL INFORMATION ABOUT THE FUNDS..................................... 13
PROPOSALS OF SHAREHOLDERS.................................................. 14
OTHER BUSINESS..............................................................14

APPENDIX A: Form of Agreement and Plan of Acquisition

                       INTRODUCTION AND VOTING INFORMATION

Special Meeting; Voting of Proxies; Adjournment

     We are furnishing this prospectus/proxy statement to you as shareholders of the Tax-Exempt Fund in connection with the solicitation by the Board of Directors of the Fund of proxies to be used at a special meeting of the shareholders of the Fund to be held on April 7, 1999 and at any adjournment thereof. The purpose of the meeting is to vote on an Agreement and Plan of Acquisition to which the Tax-Exempt Fund, the Cash Management Fund and the manager of those Funds, Principal Management Corporation, are parties. The Plan provides for the combination of the Tax-Exempt Fund with the Cash Management Fund, as more fully described below. The prospectus/proxy statement is first being furnished to shareholders on or about March 1, 1999.

     The Board of Directors of the Tax-Exempt Fund has approved the Plan and recommends that the shareholders of the Tax-Exempt Fund vote FOR the Plan and the transactions which it contemplates.

     Shareholders of record of the Tax-Exempt Fund at the close of business on February 25, 1999, the record date, are entitled to vote at the meeting. As of the record date, the Tax-Exempt Fund had shares outstanding and entitled to be voted. Shareholders are entitled to one vote for each share held. A quorum must be present for the transaction of business at the meeting. The holders of record of a one-third of the shares outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting. The approval of the Plan requires the affirmative vote of a majority of all the votes entitled to be cast by shareholders of the Tax-Exempt Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for the Plan or any other issue. If the shareholders of the Tax-Exempt Fund do not approve the Plan, the Funds will consider possible alternative arrangements, and Principal Management Corporation will continue to manage the Tax-Exempt Fund.


To vote your shares:     by mail -           return your proxy ballot in the
                                             enclosed postage-paid envelope
                         by fax -            fax to 515-235-9235
                                             (this is not a toll-free number)
                         by telephone -      call toll-free 1-800-944-8454

     The proxies will vote in accordance with your direction, as indicated on your proxy ballot, if the proxy ballot is received and is properly executed. If you properly execute your proxy and give no voting instructions with respect to the Plan, the proxies will vote your shares in favor of the Plan. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. We are not aware of any other matters to come before the meeting.

     If either (i) a quorum is not present at the Meeting or (ii) a quorum is present but sufficient votes in favor of approving the Plan are not received by 12:00 Noon C.D.T., April 7, 1999, then the persons named as proxies in the enclosed form of proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of at least a majority of the Tax-Exempt Fund Shares represented, in person or by proxy, at the session of the meeting to be adjourned. The proxies will vote those proxies that they are required to vote FOR the Plan in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Plan against such an adjournment.

Proxy Solicitation

     We will solicit proxies primarily by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of the Tax-Exempt Fund or Principal Management Corporation who will not be specially compensated for these services. Principal Management Corporation will bear the costs of the meeting, including costs of preparing and mailing the notice, the prospectus/proxy statement, and the proxy, and of soliciting proxies. Banks, brokers, and other persons holding Tax-Exempt Fund shares as nominees will be reimbursed for their reasonable expenses incurred in sending proxy materials to and obtaining voting information from the beneficial owners of those shares.

     The vote of the shareholders of the Cash Management Fund is not being solicited, because their approval or consent is not necessary for the approval of the Plan.

Revocation of Proxies

     You may revoke your proxy: (i) at any time prior to the proxy's exercise by sending written notice to the Secretary of the Tax-Exempt Fund, at 680 8th Street, Des Moines, Iowa, 50392-0200 prior to the meeting; (ii) by the subsequent execution and return of another proxy prior to the meeting; or (iii) by being present and voting in person at the meeting after giving oral notice of revocation to the Chairman of the meeting.

Additional Information

     On January 25, 1999, the directors and officers of the Tax-Exempt Fund together owned less than 1% of the outstanding shares. Principal Life, Des Moines, Iowa, 50392-0200, an Iowa life insurance company and the parent of the manager of the Funds, owned of record and beneficially, either directly or through subsidiaries, 8.8 % of the outstanding shares of the Cash Management Fund (including 8.7 % of the Class A shares) and 3.8 % of the outstanding shares of the Tax-Exempt Fund and, based on those holdings, would own at the effective time 8.4 % of the outstanding shares of the Cash Management Fund (8.4 % of the Class A shares). Dolores A. Staples, 1054 19th Street, West Des Moines, Iowa 50265, owned 7.0 % of the outstanding shares of the Tax-Exempt Fund and, based on that holding, would own at the effective time .005% of the outstanding shares of the Cash Management Fund. The Funds do not know of any other person who owned at the record date, or will own at the effective time, of record or beneficially 5% or more of the outstanding shares of either Fund.

                                     SUMMARY

     The following is a summary of certain information contained or incorporated by reference in this prospectus/proxy statement. It is qualified in its entirety by the more detailed information appearing elsewhere or incorporated by reference in this prospectus/proxy statement.

The Plan

     You are being asked to approve the Plan, which provides for the combination of the Tax- Exempt Fund with the Cash Management Fund. Under the Plan, at the effective time on the closing date, the Cash Management Fund will acquire all the assets and assume all the liabilities of the Tax- Exempt Fund and issue to the Tax-Exempt Fund shares of its Class A common stock having a value equal to the net assets acquired. Immediately thereafter, the Tax Exempt Fund will distribute all the Cash Management Fund shares to its shareholders and thereby redeem all its outstanding shares. Each Tax-Exempt Fund shareholder will receive Cash Management Fund shares equal in number and value to the shares of the Tax-Exempt Fund held by the shareholder at the effective time. We expect the effective time will be 3:00 p.m. C.D.T. on April 8, 1999.

Reasons for the Plan

     We believe that the Plan will provide shareholders of the Tax-Exempt Fund with an investment in a larger money-market fund with a more favorable expense ratio and greater possibilities for economies of scale than are likely with the Tax-Exempt Fund. The yield of the Cash Management Fund has generally been higher than the tax-equivalent yield of the Tax-Exempt Fund. For example, for the 7-day period ended January 25, 1999, the yield for the Class A shares of the Cash Management Fund was 4.61% and the tax-equivalent yield for the Tax-Exempt Fund was 3.41% (assuming a tax rate of 39.6%). The Board, including a majority of the directors who are not interested persons of the Fund, has determined that the Plan is consistent with the best interests of the Fund and its shareholders, that the terms of the Plan are fair and reasonable and that the interests of the shareholders of the Fund will not be diluted as a result of the transactions contemplated by the Plan.

Investment Objectives and Policies

     Both the Tax-Exempt Fund and the Cash Management Fund are money-market funds and both invest in short-term securities and strive to maintain their respective net asset values at $1.00 per share. Their investment objectives, policies and restrictions are substantially similar. The principal difference between the two Funds is that the Tax-Exempt Fund generally invests only in securities that pay interest which is exempt from federal income tax while the Cash Management Fund invests in securities that pay taxable interest.

Management Fees and Other Operating Expenses

     The operating expenses attributable to the Class A shares of the Funds (as a percentage of the average daily net assets and before any applicable waivers) for the fiscal year ended October 31, 1998 were as follows:

                                                                Cash
                                     Tax-Exempt Fund            Management
                                                                Fund

         Management Fees:                      0.50%                     0.38%

         Other Expenses:                       0.31%                     0.18%
                                               -----                     -----

         Total Fund
         Operating                              0.81%                   0.56%
         Expenses:

     The manager of the Funds voluntarily waived a portion of its fee for the Class A shares of the Tax-Exempt Fund until October 31, 1998. With the fee waiver, total fund operating expenses were 0.72% for the Tax-Exempt Fund.

     The following is an example of the effect of the operating expenses of the Funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the Class A shares of the Funds, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                           1 Year      3 Years     5 Years      10 Years
                           ------      -------     -------      --------

 Tax-Exempt Fund            $594        $847       $1,119        $1,893
Cash Management Fund         556         727          914         1,452

     Purchases and Exchanges Each Fund offers its shares for sale through Princor Financial Services Corporation, a broker- dealer that is also the principal underwriter for the Funds, or other dealers which it selects. Class A shares of the Funds are offered to the public without a sales charge at the net asset value next determined after receipt of an order. Both Funds strive to maintain a constant net asset value per share of $1.00.

     Class A shares of both Funds may be exchanged for Class A or Class B shares of other funds sponsored by Principal Life Insurance Company. If Class A shares of another fund are acquired upon exchange, a sales charge will be imposed if the Class A shares being exchanged were acquired by direct purchase, and a sales charge will not be imposed if the Class A shares being exchanged were acquired by exchange from other funds, conversion of Class B shares or reinvestment of dividends earned on Class A shares. If Class A shares of the Funds are exchanged for Class B shares of other funds, the shares acquired will be subject to the applicable contingent deferred sales charge imposed by the new fund; however, the holding period of the Class A shares exchanged is added to the holding period of the Class B shares for purposes of determining the applicable charge.

Redemption Procedures and Fees

     Shares of the Funds may be redeemed without charge at a price equal to the net asset value of the shares next computed following the receipt of a request for redemption in proper form. The Funds generally pay redemption proceeds on the next business day after receipt of the request.

Dividends and Distributions; Automatic Reinvestment

     The Funds declare dividends of all their daily net investment income each day the net asset value per share is determined. Dividends are paid daily and are automatically reinvested in Fund shares.

Federal Income Tax Consequences of the Proposed Combination

     The combination will not be a tax-free "reorganization" under the Internal Revenue Code of 1986, as amended (the "Code"). In the opinion of tax counsel to the Funds, however, no gain or loss will be recognized by either Fund or its shareholders, in connection with the combination, and the tax cost basis of the Cash Management Fund shares received by Tax-Exempt Fund shareholders will equal the tax cost basis of their shares in the Tax-Exempt Fund, although their holding period will begin anew at the effective time of the combination.

Costs and Expenses

     Principal Management Corporation will bear all out-of-pocket fees and expenses incurred by the Funds in connection with the transactions contemplated by the Plan.

Continuation of Shareholder Accounts

     At the effective time, you will cease to be a shareholder of the Tax-Exempt Fund and will become a shareholder of the Cash Management Fund owning the same number of Class A shares of the Cash Management Fund as you had owned of the Tax-Exempt Fund at the effective time.

Exchange Offer

     Principal Tax-Exempt Bond Fund, Inc. will offer to exchange its Class A shares without a sales charge for shares of the Tax-Exempt Fund or the shares of the Cash Management Fund issued in exchange for those shares. The exchange offer is designed to provide a tax-exempt investment alternative. It will commence on the day after the shareholders approve the Plan and will continue until June 1, 1999.

                             PRINCIPAL RISK FACTORS

     Because their investment objectives, policies and restrictions are substantially similar, the Funds are subject to similar risks. These risks are those typically associated with investing in money market funds. The Funds' yields will vary with changes in short-term interest rates and their investments are subject to the ability of the issuer to pay interest and principal when due.

     Both Funds may enter into repurchase agreements. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent.

                                    THE PLAN

Agreement and Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

     Under the Plan, the Cash Management Fund will acquire all the assets and assume all the liabilities of the Tax-Exempt Fund and will issue to the Tax-Exempt Fund the number of shares of Class A Common Stock of the Cash Management Fund that have a net asset value equal to the net asset value of the Tax-Exempt Fund. We expect that the closing date will be April 8, 1999 and that the effective time will be the close of regular trading on the New York Stock Exchange at 4:00 P.M., Eastern Time, on that date. The Funds will determine their net asset values as of the effective time using the procedures described in the Cash Management Fund's prospectus. Because both Funds are money-market funds that maintain a stable net asset value of $1.00 per share, the Cash Management Fund will issue to the Tax-Exempt Fund a number of shares equal to the number of shares of the Tax-Exempt Fund outstanding at the effective time. The Tax-Exempt Fund will be managed such that at the effective time it will hold only cash or other securities that are eligible investments for the Cash Management Fund.

     Immediately after the effective time, the Tax-Exempt Fund will distribute its Cash Management Fund shares to you in exchange for all your outstanding Tax-Exempt Fund shares. Each Tax-Exempt Fund shareholder will receive shares of the Cash Management Fund that are equal in number and value to the shares of the Tax-Exempt Fund that are given up by the shareholder in the exchange. In connection with the exchange, the Cash Management Fund will credit on its books an appropriate number of its shares to the account of each Tax-Exempt Fund shareholder, and the Tax-Exempt Fund will cancel on its books all its shares registered to the account of that shareholder. Any outstanding certificate for Tax-Exempt Fund shares that is not surrendered will be deemed to represent the number of Cash Management Fund shares for which the Tax-Exempt shares have been exchanged. After the effective time, the Tax-Exempt Fund will dissolve in accordance with applicable law.

     The consummation of the transactions contemplated by the Plan is subject to the approval of the Plan by the shareholders of the Tax-Exempt Fund, the continued correctness at the closing of the representations and warranties of the Tax-Exempt Fund in the Plan and the delivery by the Tax- Exempt Fund to the Cash Management Fund of a list of assets and liabilities being transferred. The Plan may be amended in any manner mutually-agreeable to the Funds, except that no amendment may be made to the Plan which in the opinion of the Board of Directors of the Tax-Exempt Fund would materially adversely affect the interests of the shareholders of that Fund. Either Fund may terminate the Plan at any time before the effective time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of its shareholders.

     Principal Management Corporation, the manager of the Funds, will pay all fees and out-of- pocket expenses incurred by the Funds in connection with the transactions contemplated by the Plan.

     Principal Tax-Exempt Bond Fund, Inc. will offer to exchange its Class A shares without a sales charge for shares of the Tax-Exempt Fund or shares of the Cash Management Fund issued in exchange for shares of the Tax-Exempt Fund. The exchange offer will permit you, if you wish, to maintain your investment in a tax-exempt fund. The exchange offer will commence the day after the Plan is approved by the shareholders of the Tax-Exempt Fund and continue until June 1, 1999.

     Like the Funds, the Bond Fund is a Maryland corporation that is registered as an open-end, diversified management investment company under the Investment Company Act. It is also managed by Principal Management Corporation. The Bond Fund's principal investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Bond Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed income obligations. Class A shares of the Bond Fund are sold with a sales charge which is 4.75% on purchases up to $50,000 and declines to no fee on purchases of more than $1 million. The charge will not be deducted in connection with the exchange. Purchases of over $1 million of Class A shares are subject to a contingent deferred sales charge at the rate of .75% if redeemed within 18 months of purchase. For purposes of this charge, the Bond Fund will deem shares acquired upon exchange to have been acquired at the time you purchased your Tax-Exempt Fund shares. There is a 12b-1 fee at the annual rate of up to .25% of the Bond Fund's average net assets attributable to Class A shares. As of January 25, 1999, the Bond Fund had approximately $214 million in net assets.

Description of Securities to Be Issued

     The Class A Shares of the Cash Management Fund are shares of common stock, par value $.01 per share. They have the same rights with respect to the Cash Management Fund as the Class A Shares of the Tax-Exempt Fund have with respect to the Tax-Exempt Fund. Each share is entitled to one vote and has equal rights with every other share as to dividends, earnings, voting, assets and redemption. There is no cumulative voting for directors. Shares are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Reasons For the Proposed Combination

     The Tax-Exempt Fund was established in 1987 at the request of Principal Financial Securities, Inc. (PFS), then an affiliated broker-dealer and indirect subsidiary of Principal Life. A primary purpose of the Tax-Exempt Fund was to serve as an investment alternative available for cash balances in accounts of PFS customers. PFS was sold in January, 1998. Between the time of the sale of PFS and October 31, 1998, the assets of the Tax-Exempt Fund declined from approximately $76 million to approximately $26 million, and the assets of the Cash Management Fund, which was also used extensively for cash balances of PFS customers, declined from approximately $763 million to approximately $309 million. The Funds believe that the net redemptions of $50 million from the Tax-Exempt Fund and $454 million from the Cash Management Fund are attributable primarily to redemptions by PFS clients. Because the Tax-Exempt Fund was created primarily for the purpose of serving the clients of PFS and because of the substantial net redemptions that the Funds have experienced since the sale of PFS, the Funds concluded that the combination contemplated by the Plan would be in the best interests of each of the Funds and their respective shareholders.

     The Plan has been approved by the Board of Directors of each of the Funds, including a majority of the directors of each Fund who are not "interested persons" of that Fund as defined in Section 2(a)(19) of the Investment Company Act. In approving the Plan, the Boards considered the substantial similarity of the investment objectives of the two Funds and determined that interests of the existing shareholders of their respective Funds will not be diluted as a result of the transactions contemplated by the Plan. The Tax-Exempt Fund Board considered the following factors, among others, in determining whether to recommend that you approve the Plan:(1) possible alternatives to the Plan; (2) the terms and conditions of the Plan and whether it would result in dilution of shareholder interests; (3) the advantage to the Tax-Exempt Fund shareholders of investing in a larger asset pool with greater diversification; (4) any direct or indirect costs incurred by the Tax-Exempt Fund and the Cash Management Fund as a result of the Plan; (5) expense ratios and available information regarding the fees and expenses of the Tax-Exempt Fund and the Cash Management Fund; (6) tax consequences of the Plan; (7) the compatibility of the investment objectives of the Funds; and (8) the likelihood that the shareholders of the Tax-Exempt Fund would prefer the option of selecting between the Cash Management Fund, which does not seek current interest income exempt from federal income taxation, and the Bond Fund, which is not a money-market fund, to maintaining their interests in the Tax-Exempt Fund.

     The tax-equivalent yield of the Tax-Exempt Fund generally has been less than the yield of the Cash Management Fund. For the 7-day period ended January 25, 1999, the yield for the Class A shares of the Tax-Exempt Fund was 2.06%, the yield for the Class A shares of the Cash Management Fund was 4.61%. The following table shows, for each of five tax brackets, the average annualized tax-equivalent yield of the Tax-Exempt Fund for the 7-day period ended January 25, 1999.


                                         Tax Bracket
                              15%         28%      31%      36%     39.6%
                              ---         ---      ---      ---     -----
Tax-equivalent yield         2.42%       2.86%    2.99%    3.22%    3.41%

Federal Income Tax Consequences

     To be considered a tax-free "reorganization" under the applicable provisions of the Code, a reorganization must exhibit a continuity of business enterprise. Because the Cash Management Fund will not use the Tax-Exempt Fund's assets in its business or continue the Tax-Exempt Fund's historic business, the combination of the Tax-Exempt Fund with the Cash Management Fund will not exhibit a continuity of business enterprise. Therefore, the combination will not be considered a tax-free "reorganization," under applicable provisions of the Code. Although the combination will not be considered a tax-free "reorganization," in the opinion of tax counsel to the Funds, no gain or loss will be recognized by either Fund or its shareholders, in connection with the combination, and the tax cost basis of the Cash Management Fund shares received by Tax-Exempt Fund shareholders will equal the tax cost basis of their shares in the Tax-Exempt Fund, although their holding periods will begin anew with the combination. The foregoing is only a summary of the principal federal income tax consequences of the combination and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

Capitalization

     The following tables show the capitalization of the Tax-Exempt Fund and the Cash Management Fund separately, as of January 25, 1999, and combined in the aggregate (unaudited), as of that date, giving effect to the Plan:






                              Tax-Exempt              Cash
                                 Fund           Management          Combined
                                                      Fund
     Net Assets:              $26,678,427     $333,911,502       $360,589,929
     Net Asset Value
       Per Share:                 $1.00            $1.00              $1.00

     Shares Outstanding:       26,678,427      333,911,502        360,589,929


         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives of the Funds are fundamental and certain investment restrictions which are designated as such in the Funds' prospectus or statement of additional information are fundamental policies that may not be changed without approval by the holders of the lesser of: (i) 67% of the fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment policies and restrictions are not fundamental and may be changed by a Fund's Board of Directors without shareholder approval.

     The investment objectives of the Cash Management Fund and the Tax-Exempt Fund are substantially similar. The investment objective of the Tax-Exempt Fund is to seek, through investment in a professionally managed portfolio of high-quality, short-term municipal obligations, as high a level of current interest income exempt from federal income tax as is consistent with stability of principal and maintenance of liquidity. The investment objective of the Cash Management Fund is to seek as high a level of income available from short-term securities as is considered consistent with preservation of principal and
maintenance   of  liquidity   by  investing  in  a  portfolio  of   money-market
instruments. The principal difference between the two Funds is that the Tax-Exempt Fund invests primarily in tax-exempt municipal securities, i.e., municipal obligations that are issued by or on behalf of state or local governments or other public authorities and that pay interest which is exempt from federal income tax, and the Cash Management Fund invests primarily in taxable securities, such as U.S. Government securities, U.S. Government agency securities, bank obligations, commercial paper, short-term corporate debt, repurchase agreements and taxable municipal obligations.

     Both Funds are money-market funds that strive to maintain a stable net asset value of $1.00 per share. Both are required to follow stringent requirements under the Investment Company Act, including those set forth in Rule 2a-7, which requires, in part, that a money-market fund may neither purchase any instrument with a remaining maturity of greater than 397 calendar days nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days. Rule 2a-7 also imposes certain portfolio quality and diversification requirements.

     The Funds have substantially similar investment policies and restrictions. For example, in order to utilize effectively cash reserves kept for liquidity, each may invest in repurchase agreements, but neither will enter into repurchase agreements that do not mature within seven days if any such investment, together with other illiquid securities held by the Fund, would amount to more than 10% of its assets. The primary differences arise in connection with: (i) the lending of portfolio securities - the Tax-Exempt Fund, but not the Cash Management Fund, may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions (up to 30% of its assets); (ii) warrants - the Tax-Exempt Fund, but not the Cash Management Fund, may invest in warrants (up to 5% of its assets); and (iii) borrowing. Both Funds may borrow money, but only from banks for temporary or emergency purposes. The Tax-Exempt Fund may borrow in an amount which permits it to maintain a 300% asset coverage. While any such borrowing exceeds 5% of the Fund's total assets, the Fund may not make additional purchases of investment securities. If due to market fluctuations or other reasons the Fund's asset coverage falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. The Cash Management Fund may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets, or (ii) 10% of the value of its net assets taken at cost at the time the borrowing is made.

     The Cash Management Fund's investment restrictions are all fundamental policies except for the restriction dealing with investments in real estate limited partnership interests. The Tax- Exempt Fund's investment restrictions are all fundamental policies except for those dealing with investments in illiquid securities, purchasing securities of issuers with less than three year's operations, investing in securities of other investment companies, pledging, mortgaging or hypothecating assets, investing in companies for purposes of exercising control or management, writing or purchasing put or call options and investing in real estate limited partnership interests.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Additional information about the Funds is available in their annual reports to shareholders for the year ended October 31, 1998 and in the following documents which have been filed with the SEC: prospectus and statement of additional information for the Tax-Exempt Fund, both dated March 1, 1999; prospectus and statement of additional information for the Cash Management Fund, both dated March 1, 1999; and statement of additional information for the registration statement of which this prospectus/proxy statement is a part, dated March 1, 1999. You may obtain copies of the annual reports to shareholders, the prospectuses and the statements of additional information by contacting Princor Financial Services Corporation at Des Moines, Iowa 50392-0200, or by telephoning shareholder services toll-free at 1-800-247-4123.

     Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, as applicable. Accordingly, each files, reports, proxy materials and other information with the SEC. You can inspect those reports, proxy materials and other information at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D. C. 20549. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D. C. 20549, at prescribed rates, or at no charge from the EDGAR database on the Commission's website at "www.sec.gov."


                            PROPOSALS OF SHAREHOLDERS

     A shareholder who has an issue that he or she would like to have included in the agenda at a shareholder meeting should send the proposal to the Fund at the Principal Financial Group, Des Moines, Iowa 50392-0200. To be considered for presentation at a shareholders meeting, the proposal must be received a reasonable time before a solicitation is made for such meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                 OTHER BUSINESS

     We do not know of any business to be brought before the meeting other than the matters set forth in this prospectus/proxy statement. Should any other matter requiring a vote of shareholders arise, however, the proxies will vote thereon according to their best judgment.

                                   APPENDIX A:
                        AGREEMENT AND PLAN OF ACQUISITION

                        AGREEMENT AND PLAN OF ACQUISITION

     THIS AGREEMENT made as of the 25th day of January, 1999 is made by and among Principal Cash Management Fund, Inc., a Maryland corporation (hereinafter called "Cash Management"), Principal Tax-Exempt Cash Management Fund, Inc., a Maryland corporation (hereinafter called "Tax-Exempt Cash Management"), and
Principal Management Corporation, an Iowa corporation (hereinafter called "Principal Management").

                                   WITNESSETH:

     Whereas the Board of Directors of Cash Management and the Board of Directors of Tax- Exempt Cash Management, each an open-end management investment company, deem it advisable that Cash Management acquire all of the assets of Tax-Exempt Cash Management in exchange for the assumption by Cash Management of all of the liabilities of Tax-Exempt Cash Management and shares issued by Cash Management which are thereafter to be distributed by Tax-Exempt Cash Management pro rata to its shareholders in complete liquidation and termination of
Tax-Exempt Cash Management and in exchange for all of Tax-Exempt Cash Management's outstanding shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, each of the parties hereto represents and warrants to, and agrees with each of the other parties as follows:

     1. Cash Management hereby represents and warrants to Tax-Exempt Cash Management that:

     (a) Cash Management is a corporation with transferable shares duly organized and validly existing under the laws of Maryland and has full power to own its properties and assets and to carry on its business as such business is now being conducted;

     (b) Cash Management's statement of assets and liabilities as of October 31,1998 and the related statements of operations and changes in net assets for the fiscal year ended October 31, 1998, all as certified by Ernst & Young LLP, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Such statement of assets and liabilities fairly presents the financial position and net assets of Cash Management as of such date and such statements of operations and changes in net assets fairly present the results of its operations for the period covered thereby,

     (c) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting Cash Management or its properties or business or its right to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with, or to Cash Management's knowledge, threatened with, any charge or investigation of any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

     (d) Cash Management is not a party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other person enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

     (e) Cash Management has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each of its taxable years. Cash Management has not committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

     (f) The authorization, execution and delivery of this Agreement on behalf of Cash Management does not, and the consummation of the transactions contemplated hereby will not, violate or conflict with any provision of Cash Management's Articles of Incorporation or Bylaws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

     (g) This Agreement has been duly authorized, executed, and delivered by Cash Management and constitutes a valid and binding agreement of Cash Management and all governmental and other approvals required for Cash Management to carry out the transactions contemplated hereunder have been or on or prior to the Closing Date (as herein after defined) will have been obtained;

     (h) Cash Management is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. Cash Management is currently in compliance with the 1940 Act and the rules of the Securities and Exchange Commission promulgated thereunder. Neither Cash Management nor its affiliates have violated Section 9 of the 1940 Act, are currently subject to an exemptive order of the Securities and Exchange Commission pursuant to Section 9(c) of the 1940 Act, or are currently subject to any current or threatened investigation or enforcement action by the Securities and Exchange Commission or any other federal or state authority which could result in a violation of Section 9(a) of the 1940 Act;

     (i) On the Closing Date, Cash Management will own its assets free and clear of all liens, claims, charges, options and encumbrances;

     (j) Cash Management will declare to shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date;

     (k) On the Closing Date the shares of Cash Management to be delivered to Tax-Exempt Cash Management hereunder shall have been registered under the Securities Act of 1933, as amended (the "1933 Act") and duly authorized, and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable; and Cash Management will comply with all applicable laws in connection with the issuance of such shares and shall not be subject to a stop-order of the Securities and Exchange Commission in connection therewith.

     2. Tax-Exempt Cash Management hereby represents and warrants to Cash Management that:

     (a) Tax-Exempt Cash Management is a corporation with transferable shares duly organized and validly existing under the laws of Maryland and has full power to own its properties and assets and to carry on its business as such business is now being conducted;

     (b) Tax-Exempt Cash Management's statement of assets and liabilities as of October 31, 1998 and the related statements of operations and changes in net assets for the fiscal year ended October 31,1998, all as certified by Ernst & Young LLP, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Such statement of assets and liabilities fairly presents the financial position and net assets of Tax-Exempt Cash Management as of that date and such statements of operations and changes in net assets fairly present the results of its operations for the periods covered thereby.

     (c) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting Tax-Exempt Cash Management or its properties or business or its tight to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with, or to Tax-Exempt Cash Management's knowledge, threatened with, any charge or investigation of any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

     (d) Tax-Exempt Cash Management is not party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other persons enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

     (e) Tax-Exempt Cash Management has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Code for each of its taxable years. Tax- Exempt Cash Management has not committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

     (f) The authorization, execution and delivery of this Agreement on behalf of Tax-Exempt Cash Management does not, and the consummation of the transactions contemplated hereby will not, violate or conflict with any provision of Tax-Exempt Cash Management's Articles of Incorporation or Bylaws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

     (g) This Agreement has been duly authorized, executed, and delivered by Tax-Exempt Cash Management and constitutes a valid and binding agreement of Tax-Exempt Cash Management, and all governmental and other approvals required for Tax-Exempt Cash Management to carry out the transactions contemplated hereunder have been or on or prior to the Closing Date will have been obtained;

     (h) On the Closing Date Tax-Exempt Cash Management will own its assets free and clear of all liens, claims, charges, options, and encumbrances and, except for the Management Agreement, Investment Service Agreement, Distribution Agreement, Distribution and Shareholder Servicing Agreement and the Custodian Agreement with Bank of New York, there will be no material contracts or agreements (other than this Agreement) outstanding to which Tax-Exempt Cash Management is a party or to which it is subject;

     (i) On the Closing Date Tax-Exempt Cash Management will have full right, power and authority to sell, assign and deliver the assets to be sold, assigned, transferred and delivered to Cash Management hereunder, and upon delivery and payment for such assets, Cash Management will acquire good, marketable title thereto free and clear of all liens, claims, charges, options and encumbrances;

     (j) Tax-Exempt Cash Management will declare to shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing; and

     (k) Tax-Exempt Cash Management will, from time to time, as and when requested by Cash Management, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Cash Management may deem necessary or desirable in order to vest in and confirm to Cash Management title to and possession of all the assets of Tax-Exempt

Cash Management to be sold, assigned, transferred and delivered hereunder and otherwise to carryout the intent and purpose of this Agreement.

     3. Based on the respective representations and warranties, subject to the terms and conditions contained herein, Tax-Exempt Cash Management agrees to transfer to Cash Management and Cash Management agrees to acquire from Tax-Exempt Cash Management, all of the assets of Tax-Exempt Cash Management on the Closing Date and to assume from Tax-Exempt Cash Management all of the liabilities of Tax-Exempt Cash Management in exchange for the issuance of the number of shares of Cash Management provided in Section 4 which will be subsequently distributed pro rata to the shareholders of Tax-Exempt Cash
Management in complete liquidation and termination of Tax- Exempt Cash Management and in exchange for all of Tax-Exempt Cash Management's outstanding shares. Tax-Exempt Cash Management shall not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by Tax-Exempt Cash Management in proper form prior to the Closing Date shall be fulfilled by Tax-Exempt Cash Management. Redemption requests received by Tax-Exempt Cash Management thereafter shall be treated as requests for redemption of those shares of Cash Management allocable to the shareholder in question as provided in Section 6 of this Agreement.

     4. On the Closing Date, Cash Management will issue to Tax-Exempt Cash Management a number of full and fractional shares of Cash Management, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Tax-Exempt Cash Management. The aggregate value of the net assets of Tax-Exempt Cash Management and Cash Management shall be determined in accordance with the then current Prospectus of Cash Management as of closing of the New York Stock Exchange on the Closing Date.

     5. The closing of the transactions contemplated in this Agreement (the "Closing") shall be held at the offices of Principal Management, 680 8th Street, Des Moines, Iowa 50392- 0200 (or at such other place as the parties hereto may agree) at 3:00 p.m. Central Daylight Time on April 8, 1999 or on such earlier or later date as the parties hereto may mutually agree. The date on which the Closing is to be held as provided in this Agreement shall be known as the "Closing Date."

     In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary week-end and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for Cash Management or Tax-Exempt Cash Management to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     6. As soon as practicable after the Closing, Tax-Exempt Cash Management shall (a) distribute on a pro rata basis to the shareholders of record of Tax-Exempt Cash

Management at the close of business on the Closing Date the shares of Cash Management received by Tax-Exempt Cash Management at the Closing in exchange for all of Tax- Exempt Cash Management's outstanding shares, and (b) be liquidated and dissolved in accordance with applicable law and its Articles of Incorporation.

     For purposes of the distribution of shares of Cash Management to shareholders of Tax-Exempt Cash Management, Cash Management shall credit on the books of Cash Management an appropriate number of shares of Cash Management to the account of each shareholder of Tax-Exempt Cash Management. Cash Management will issue a certificate or certificates only upon request and, in the case of a shareholder of Tax- Exempt Cash Management whose shares are represented by certificates, only upon surrender of such certificates. No certificates will be issued for fractional shares of Cash Management. After the Closing Date and until surrendered, each outstanding certificate which, prior to the Closing Date, represented shares of Tax-Exempt Cash Management, shall be deemed for all purposes of Cash Management's Articles of Incorporation and Bylaws to evidence the appropriate number of shares of Cash Management to be credited on the books of Cash Management in respect of such shares of Tax-Exempt Cash Management as provided above.

     7. Subsequent to the execution of this Agreement and prior to the Closing Date, Tax- Exempt Cash Management shall deliver to Cash Management a list setting forth the assets to be assigned, delivered and transferred to Cash Management, including the securities then owned by Tax-Exempt Cash Management and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by Cash Management pursuant to this Agreement.

     8. All of Tax-Exempt Cash Management's portfolio securities shall be delivered by Tax- Exempt Cash Management's custodian on the Closing Date to Cash Management or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the 1940 Act, transferred to an account in the name of Cash Management or its custodian with said depository. All cash to be delivered pursuant to this Agreement shall be transferred from Tax-Exempt Cash Management's account at its custodian to Cash Management's account at its custodian. If on the Closing Date Tax-Exempt Cash Management is unable to make good delivery pursuant to this Section 8 to Cash Management's custodian of any of Tax- Exempt Cash Management's portfolio securities because such securities have not yet been delivered to Tax-Exempt Cash Management's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement of this Section 8 with respect to such securities shall be waived, and Tax-Exempt Cash Management shall deliver to Cash Management's custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to Cash Management, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by Cash Management.

     9. The obligations of Cash Management under this Agreement shall be subject to receipt by Cash Management on or prior to the Closing Date of:

     (a) Copies of the resolutions adopted by the Board of Directors of Tax-Exempt Cash Management and its shareholders authorizing the execution of this Agreement by Tax- Exempt Cash Management and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of Tax-Exempt Cash Management;

     (b) A certificate of the Secretary or Assistant Secretary of Tax-Exempt Cash Management as to the signatures and incumbency of its officers who executed this Agreement on behalf of Tax-Exempt Cash Management and any other documents delivered in connection with the transactions contemplated thereby on behalf of Tax-Exempt Cash Management;

     (c) A certificate of an appropriate officer of Tax-Exempt Cash Management as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of Tax- Exempt Cash Management are true and correct in all material respects at and as of the Closing Date as if made at and as of such date; and

     (d)  Such  other  documents,  including  an  opinion  of  counsel,  as Cash
Management may reasonably request to show fulfillment of the purposes and conditions of this Agreement.

     10. The obligations of Tax-Exempt Cash Management under this Agreement shall be subject to receipt by Tax-Exempt Cash Management on or prior to the Closing Date of:

     (a) Copies of the resolutions adopted by the Board of Directors of Cash Management authorizing the execution of this Agreement and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of Cash Management,

     (b) A certificate of the Secretary or Assistant Secretary of Cash Management as to the signatures and incumbency of its officers who executed this Agreement on behalf of Cash Management and any other documents delivered in connection with the transactions contemplated thereby on behalf of Cash Management,

     (c) A certificate of an appropriate officer of Cash Management as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of Cash Management are true and correct in all material respects at and as of the Closing Date as if made at and as of such date; and

     (d) Such other documents, including an opinion of counsel, as Tax-Exempt Cash Management may reasonably request to show fulfillment of the purposes and conditions of this Agreement.

     11. The obligations of the parties under this Agreement shall be subject to:

     (a) Any required approval, at a meeting duly called for the purpose, of the holders of the outstanding shares of Tax-Exempt Cash Management of this Agreement and the transactions contemplated hereunder, and

     (b) The right to abandon and terminate this Agreement, if either party to this Agreement believes that the consummation of the transactions contemplated hereunder would not be in the best interests of its shareholders.

     12. Except as expressly provided otherwise in this Agreement, Principal Management will pay or cause to be paid all out-of pocket fees and expenses incurred by Tax-Exempt Cash Management or Cash Management in connection with the transactions contemplated under this Agreement, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents. This obligation shall survive the termination or expiration of this Agreement regardless of the consummation of the transactions contemplated hereunder.

     13. This Agreement may be amended by an instrument executed by both the duly authorized officers of Cash Management and Tax-Exempt Cash Management at any time, except that after approval by the shareholders of Tax-Exempt Cash Management no amendment may be made with respect to the Agreement which in the opinion of the Board of Directors of Tax-Exempt Cash Management materially adversely affects the interests of the shareholders of Tax-Exempt Cash Management. At any time either party hereto may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

     14. In addition to the right to terminate this Agreement described in paragraph 11, this Agreement may be terminated and the plan described in the Agreement abandoned at any time prior to the Closing Date, whether before or after action thereon by the shareholders of Tax-Exempt Cash Management and notwithstanding favorable action by such shareholders, by mutual consent of the Board of Directors of Cash Management and the Board of Directors of Tax-Exempt Cash Management. This Agreement may also be terminated by action of the Board of Directors of Cash Management or the Board of Directors of Tax-Exempt Cash Management (the "Terminating Fund"), if:

     (a) The plan described in the Agreement shall not have become effective by August 6, 1999 (hereinafter called the "Final Date") unless such Final Date shall have been changed by mutual agreement; or

         (b) Cash Management shall, at the Final Date, have failed to comply with any of its agreements; or

         (c) Prior to the Final Date any one or more of the conditions to the obligations of Cash Management contained in this Agreement shall not be fulfilled to the reasonable satisfaction of Tax-Exempt Cash Management and its counsel or it shall become evident to
              Tax-Exempt Cash Management that any of such conditions are incapable of being fulfilled.

         15. This Agreement shall bind and inure to the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder.

         16. The parties hereto represent and warrant that they have not employed any broker, finder or intermediary in connection with this transaction who might be entitled to a finder's fee or other similar fee or commission.

         17. All prior or contemporaneous agreements and representations are hereby merged into this Agreement, which constitutes the entire contract between the parties hereto.

         18.      This   Agreement   shall  be  governed  by  and  construed  in
                  accordance with the laws of the State of Iowa.

         19. This Agreement maybe executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts has been signed by all parties hereto.

         20. Principal Management shall indemnify, defend and hold harmless the Cash Management Fund, its officers, directors, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to the Cash Management Fund, its officers, directors, employees or agents, arising out of (1) breach by the Tax-Exempt Fund of any warranty made by the Tax-Exempt Fund herein or (2) any untrue statement or alleged untrue statement of a material fact contained in any prospectus or registration statement for the Tax-Exempt Fund, as filed with the SEC or any state, or any amendment or supplement thereto, or in any information provided by the Tax-Exempt Fund included in any registration statement filed by the Cash Management Fund with the SEC or any state or any amendment or supplement thereto; or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such prospectus, registration statement or application necessary to make the statements therein not misleading. This indemnity provision shall survive the termination of this Agreement.

         21. Cash Management shall indemnify, defend and hold harmless Tax-Exempt Cash Management, its officers, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to Tax-Exempt Cash Management, its officers, trustees, employees or agents, arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus or registration statement for Cash Management, as filed with the SEC or any state, or any amendment or supplement thereto, or any application prepared by or on behalf of Cash Management and filed with any state regulatory agency in order to register or qualify shares of Cash Management under the securities laws thereof; or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such prospectus, registration statement or application necessary to make the statements therein not misleading; provided, however, Cash Management shall not be required to indemnify Tax-Exempt Cash Management, its officers, trustees, employees and agents against any loss, claim, demand, liability or expense arising out of any information provided by Tax-Exempt Cash Management included in any registration statement filed by Cash Management with the SEC or any state, or any amendment or supplement thereto. This indemnity provision shall survive the termination of this Agreement.

         22. The execution of this Agreement has been authorized by the Board of Directors of Cash Management and by the Board of Directors of Tax-Exempt Cash Management.

         IN WlTNESS WHEREOF, the parties hereto have caused this Agreement to be executed and attested by their officers thereunto duly authorized, as of the date first written above.

                                           PRINCIPAL CASH MANAGEMENT FUND, INC.

Attest:                                    BY: /s/ Arthur S. Filean
By: /s/ Ernest H. Gillum                   TITLE: Vice President and Secretary

Title:   Assistant Secretary

                                           PRINCIPAL TAX-EXEMPT CASH
                                           MANAGEMENT FUND, INC.

Attest:                                    BY: /s/ Arthur S. Filean

By: /s/ Ernest H. Gillum                   TITLE: Vice President and Secretary

Title:   Assistant Secretary

                                            PRINCIPAL MANAGEMENT CORPORATION

Attest:                                     BY: /s/ Arthur S. Filean

By: /s/ Ernest H. Gillum                    TITLE: Vice President

Title:   Vice President

                      PRINCIPAL CASH MANAGEMENT FUND, INC.

                           Des Moines, Iowa 50392-0200

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus/proxy statement dated March 1, 1999 for the special meeting of the holders of the common stock, $.01 par value per share, of Principal Tax-Exempt Cash Management Fund, Inc., a diversified, open-end management investment company. The meeting is to be held on Wednesday, April 7, 1999.

         The prospectus/proxy statement describes certain transactions contemplated by the proposed combination of the Tax-Exempt Fund with Principal Cash Management Fund, Inc. pursuant to the terms of an Agreement and Plan of Acquisition among the two Funds and their manager, Principal Management Corporation. Under the Plan, Principal Cash Management Fund would acquire all the assets and assume all the liabilities of the Tax-Exempt Fund and issue in exchange shares of its Class A common stock. The Tax-Exempt fund would immediately redeem all its outstanding shares by distributing the Cash Management Fund shares to its shareholders. As a result, each shareholder would own the same number of shares in the Cash Management Fund as he or she had owned in the Tax-Exempt Fund at the effective time. Principal Management Corporation has agreed to pay all expenses incurred by the Funds in connection with the Plan.

         The date of the Statement of Additional Information is March 1, 1999

                              FINANCIAL STATEMENTS

     The following audited historical financial statements and footnotes thereto of the Tax-Exempt Fund and the Cash Management Fund, together with the Report of Independent Auditors thereon, are incorporated herein by reference from the Funds' Annual Report to Shareholders for the year ended October 31, 1998:

         (1) Statement of Assets and Liabilities for each of the Funds as of October 31, 1998;

         (2) Statement of Operations for each of the Funds for the year ended October 31, 1998;

         (3) Statement of Changes in Net Assets for each of the Funds for the years ended October 31, 1998 and 1997;

         (4) Schedule of Investments of each of the Funds as of October 31, 1998;

         (5)  Financial Highlights for each of the Funds; and

         (6)  Notes to Financial Statements.

         The audited financial statements of the Funds incorporated into this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, and have been so incorporated in reliance upon the report of Ernst & Young LLP given upon the authority of that firm as experts in accounting and auditing.

                                OTHER INFORMATION

         The information otherwise required to be set forth in this Statement of Additional Information is included in the prospectuses and Statements of Additional Information of the two Funds, all dated March 1, 1999, and in the Funds' Annual Reports to Shareholders for the year ended October 31, 1998, all of which are incorporated herein by reference.

                            PART C: OTHER INFORMATION

Item 15.  Indemnification.

The information required in response to this item is incorporated herein by reference to Item 27 of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No.
2-79791) as filed with the Commission on December 30, 1998.

Item 16.  Exhibits.

Exhibit Number                        Description

(1) Articles of Amendment and Restatement of the Charter of the Registrant - incorporated herein by reference to
                                      Exhibit 1(b) to Post-Effective  Amendment
                                      No.  26  to   Registrant's   Registration
                                      Statement on Form N-1A (File No. 2-79791) as filed with the Commission on December 30, 1998.

(2) By-Laws of the Registrant - incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 26 to
                                      Registrant's   Registration  Statement  on
                                      Form N-1A (File No. 2-79791) as filed with the Commission on December 30, 1998.

(3)                                   None

(4) Copy of Agreement and Plan of Acquisition (included as Appendix A to the Proxy Statement/Prospectus, which is part of the Registration Statement on Form N-14).

(5)                                   None

(6)(a)                                Management    Agreement   Amendment   and
                                      Restatement  with  Principal   Management
                                      Corporation  -  incorporated   herein  by
                                      reference     to    Exhibit    5(a)    to
                                      Post-Effective   Amendment   No.   26  to
                                      Registrant's  Registration  Statement  on
                                      Form N-1A (File No. 2-79791) as filed with the Commission on December 30, 1998.

(6)(b)                                Investment     Service     Agreement     -
                                      incorporated   herein  by   reference   to
                                      Exhibit 5(b) to  Post-Effective  Amendment
                                      No.   19  to   Registrant's   Registration
                                      Statement on Form N-1A (File No. 2-79791) as filed with the Commission on February 26, 1996.

(7)(a) Distribution Agreement - incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 2-79791) as filed with the Commission on February 26, 1996.

(7)(b) Dealer Selling Agreement - incorporated herein by reference to Exhibit 9(a) to Post-Effective Amendment No. 26 to
                                      Registrant's   Registration  Statement  on
                                      Form N-1A (File No. 2-79791) as filed with the Commission on December 30, 1998.

(8)                                   None

(9) Custody Agreement - incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 19 to
                                      Registrant's   Registration  Statement  on
                                      Form N-1A (File No. 2-79791) as filed with the Commission on February 26, 1996.

(10)(a) 12b-1 Plan - Class B Shares 12b-1 Plan is incorporated herein by reference to
                                      Exhibit 15(b) to Post-Effective Amendment
                                      No.  18  to   Registrant's   Registration
                                      Statement on Form N-1A (File No. 2-79791) as filed with the Commission on December 14, 1995.

(10)(b) 12b-1 Plan - Class R Shares 12b-1 Plan - incorporated herein by reference to
                                      Exhibit 15(r) to Post-Effective  Amendment
                                      No.   18  to   Registrant's   Registration
                                      Statement on Form N-1A (File No. 2-79791) as filed with the Commission on December 14, 1995.

(10)(c) Rule 18f-3 - Multiple Class Distribution Plan - incorporated herein by reference to
                                      Exhibit 18 to Post-Effective Amendment No.
                                      26 to Registrant's Registration Statement on Form N-1A (File No. 2-79791) as filed with the Commission on December 30, 1998.

(11) Opinion and consent of Counsel regarding legality of securities being registered.

(12) Opinion and consent of Counsel regarding certain tax matters and consequences to shareholders.

(13)                                  None

(14)                                  Consent of Independent Auditors

(15)                                  None

(16)                                  Powers  of  attorney   executed  by  J.B.
                                      Griswell,   J.  E.  Aschenbrenner,   S.L.
                                      Jones, J.D. Davis, P. A. Ferguson,  D. P.
                                      Francis, R. W. Gilbert, B. A. Lukavsky and R. G. Peebler.

(17)(a)                               Form of Proxy Ballot

(17)(b) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940 for its fiscal year ended October 31, 1998 - incorporated herein by reference to Form 24f-2 filed with the Commission on January 29, 1999


Item 17. Undertakings.

         The undersigned registrant agrees that prior to any public offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Des Moines and the State of Iowa, on the 28th day of January, 1999.

                                     Principal Cash Management Fund, Inc.

                                     By: /s/ Stephan L. Jones
                                             Stephan L. Jones
                                             President


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                      Title                                 Date


/s/Stephan L. Jones
Stephan L. Jones           Director and President              January 28, 1999
                          (Principal Executive Officer)

                *
J. Barry Griswell          Director and                        January 28, 1999
                           Chairman of the Board

                *
John E. Aschenbrenner      Director                            January 28, 1999

                *
James D. Davis             Director                            January 28, 1999

                *
Pamela A. Ferguson         Director                            January 28, 1999

                *
Dennis P. Francis          Director                            January 28, 1999

                *
Richard W. Gilbert         Director                            January 28, 1999

Signature                        Title                             Date


                *
Barbara A. Lukavsky              Director                      January 28, 1999


                *
Richard G. Peebler               Director                      January 28, 1999


/s/ Michael J. Beer              Financial Officer             January 28, 1999
---------------------------      (Principal Financial and
Michael J. Beer                  Accounting Officer)




*By /s/ S.L. Jones
       S. L. Jones
       Attorney -in- Fact
       Pursuant to powers of
       attorney filed herewith